As filed with the Securities and Exchange Commission on March 3, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 – December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2008

(Unaudited)

Fund Adviser:

Auxier Asset Management LLC

5285 Meadows Road

Suite 333

Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

AUXIER FOCUS FUND

PERFORMANCE UPDATE

December 31, 2008

AUXFX RETURNS VS. S&P 500 INDEX

	Auxier Focus Fund	S&P 500 Index	Difference*
09/30/08 –12/31/08	-14.65%	-21.94%	7.29
12/31/07 –12/31/08	-24.52%	-37.00%	12.48
12/31/06 –12/31/07	5.71%	5.49%	0.22
12/31/05 –12/31/06	11.75%	15.79%	-4.04
12/31/04 –12/31/05	4.58%	4.91%	-0.33
12/31/03 –12/31/04	10.73%	10.87%	-0.14
12/31/02 –12/31/03	26.75%	28.69%	-1.94
12/31/01 –12/31/02	-6.79%	-22.10%	15.31
12/31/00 –12/31/01	12.67%	-11.88%	24.55
12/31/99 –12/31/00	4.05%	-9.10%	13.15
Since Inception 7/9/99	47.22%	-24.30%	71.52
			* in percentage points

Average Annual Returns for the period ended 12/31/08	1 Year	3 Year	5 Year	Since Inception
Auxier Focus Fund	(24.52)%	(3.75)%	0.65%	4.16%
(Investor Shares)				(7/9/99)
S&P 500 Index	(37.00)%	(8.36)%	(2.19)%	(2.89)%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the annual operating expense ratio (gross)of the Fund’s Investor Shares is 1.35%. The Fund’s adviser has contractually agreed to maintain annual operating expenses at 1.35%, which is in effect until October 31, 2009. The Fund charges a 2.0% redemption fee on shares redeemed within six months of purchase. For the most recent month-end performance, please call (877)328-9437 or visit the Fund’s website at www.auxierasset.com.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived. Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary. Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund” ). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in smaller companies which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Moreover, if the Fund’s portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. Foreside Fund Services, LLC, distributor.

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Market Commentary

The Auxier Focus Fund returned -14.65% in the fourth quarter of 2008, versus -21.94% for Standard and Poor’s 500 Index (S&P 500). For the full year the Fund returned -24.52%, versus a -37% in the S&P 500. The S&P’s loss for 2008 was the worst since 1937. Although we outperformed the market by over 12 percentage points, we aren’t happy with simply losing less than the market. We correctly identified many of the excesses, but failed to totally eliminate exposure to those areas that were vulnerable to a contracting credit cycle.

The pendulum has swung from excessively cheap money in the summer of 2007. In 2007, the spread between yields on high and low risk bonds compressed to historic lows under 3 percentage points. In the fourth quarter of 2008, the spread exceeded 21. This credit crunch was widespread and impacted asset prices on a global level. The following shows returns for various indices and asset classes for 2008:

Stock Market Indices:

•	Wilshire 5000 Equal Weight Index -44.96% (the broadest measure of U.S. stocks)

•	The NASDAQ Composite Index -40.5%

•	Japan Nikkei 225 Index -42%

•	Chinese Shanghai Index -65%

•	Brazilian Bovespa Index -41%

•	Russian RTS Index -72%

Commodities and Real Estate Indices:

•	Reuters/Jefferies CRB (Commodity Research Bureau) Index -35%

•	The S&P/Case-Schiller Home Price Indices -18% (through November)

•	Dow Jones Wilshire REIT (Real Estate Investment Trust) Index -39.2%

•	Lipper Natural Resources Funds Average -49.58%

•	Crude Oil -54%

Perils of Excessive Borrowing

The proverbial tide has gone out exposing the extent of hidden leverage utilized by top financial institutions across the globe. “Velocity” replaced quality. Obscure “off balance sheet” borrowings were employed to supercharge returns on invested capital. The problem during an economic downturn is that assets go down but the liabilities remain solid. The coordinated effort of hedge funds ($2 trillion of assets at their peak) and investment banks led to off-the-charts leverage ratios often exceeding 40 to 1. We are now in an environment of deleveraging and forced liquidations that has impacted virtually every asset class around the world.

Another area of opaque growth, outside the scope of reporting and sensible regulation, was the credit default swap (CDS) market. In less than seven years, these insurance contracts grew from $900 billion to over $60 trillion before crashing to today’s more modest $29 trillion. This represents a new insurance industry, with no capital requirements or clearing exchange, where hedge funds are major players. Just six months ago American International Group (AIG) had an AAA credit rating. Then, thanks to “off the books” CDS exposure, AIG got a whopping collateral call from the U.S. government totaling $130 billion. Conflicted ratings agencies accentuated the crisis by failing to accurately analyze and communicate underlying risk in the system. In an effort to enhance investment returns, Wall Street investment banks, hedge funds and private equity firms were all operating with just too much hidden borrowed money compared with the underlying capital.

Last quarter we commented on the “600% in six” phenomenon, where a red-hot investment class appreciates roughly 600% in six years. Examples: the NASDAQ from 1994-2000, Chinese stocks from 2001-2007, oil from 2002-2008. Each move was followed by a correction exceeding 70%. Part of the reason for the dramatic correction was the growth in debt (and now derivatives) that generally accompanies the rise—especially as you get close to the

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

top. Enthusiasm, inflated assets and borrowed money are a lethal concoction. Oil was the most recent casualty, dropping from a high of $147 a barrel into the $30s.

Other financial products under the realm of “structured finance” became the foundation of the oft-cited “toxic assets” that the government is now wrestling with. By packaging loans and then reselling them to investors, investment bankers created a system based on generating product as fast as possible without regard to quality. Mortgages were generated, pooled, and stamped with AAA ratings and marketed across the world. This helped to contribute to the “easy money” backdrop that infected lending for auto, credit card, sub-prime mortgages, Alternative A paper mortgages, jumbo mortgages, commercial real estate, etc. It enabled U.S. consumers to live far beyond their means. This “securitization” market at its peak exceeded standard bank loans. Now investors won’t go near these pools. The clock has struck twelve and the “instant gratification” party is over. The American consumer has turned frugal to the detriment of not only the U.S. economy, but also economies across the world that export into the U.S.

Correcting the Problems

A key to the recovery will be the speed, clarity and decisiveness with which the banking industry is able to separate bad assets, admit errors, and set bargain basement prices to purge the system. The market, if allowed, will correct the folly of taking on too much debt via the purchase of overpriced assets. Trying to bail out mortgage holders who made mistakes can’t work, because most of the problem loans have been pooled into securities representing varying economic rights. The foreclosure process will work as it helps to set low clearing prices that can attract more private capital. The U.S. private sector currently sits on close to $9 trillion in short term cash assets (over 75% of the value of U.S. stocks) that will move once the playing field is clarified and bargain prices are presented (Bloomberg). During the last thrift crisis, the Resolution Trust Corporation effectively gathered bad assets then offered fire-sale prices that helped to move unwanted inventory, bringing supply and demand back in line, thus leading to equilibrium. Until that takes place there will be no trust in the balance sheets of financial institutions, and investors will continue to shun them.

Government Policy Response

It is important to closely monitor government policy response and leadership. Just as the managers of a company need to be scrutinized for their capital allocation decisions, policy response requires careful study. Unfortunately, from 2003-2007, we have just witnessed the fastest increase in state and local spending in history, up 34% versus 5% population growth. According to the Census Bureau, state and local spending budgets have more than doubled to $2 trillion since 1998. Generally, big government stimulative spending programs like the New Deal in the 1930s (and the Japanese equivalent during the 1990s) were failures. Small businesses are the key to innovation, entrepreneurial spirit and job creation. They are better able to adapt to markets than big companies and operators typically have “skin in the game.” The U.S corporate tax is currently the highest among industrialized nations. We are also close to the bottom in terms of investment in retraining. We need to have a nation that is constantly being retooled and educated over a lifetime to fulfill the constantly changing demands of the economy.

Investing in Challenging Times

In a crisis of capital shortfall, one’s top priority is to focus on dependable cash flows and balance sheet repair. There is simply too much borrowed money in the system that needs to be reduced. American households have been living beyond their means for years. They are radically changing spending habits to build in a margin of safety as they see friends and family lose jobs and homes. For companies, capital spending and employees will likely suffer to maintain balance sheet stability.

In the fourth quarter, we were able to buy a number of corporate bonds whose yields represented some of the highest spreads since the 1930s. These companies sell “necessity” type products that have endured during the most difficult

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

of times. The goal is to maximize secure cash flow while we weather the storm, watching for an uptick in fundamentals. The risk/reward is favorable for a senior creditor during this time of restructuring, and allows us to keep close tabs on the pulse of cash flows.

Common stock ownership ideally should center on low-cost, well-managed franchises that are totally self-funding (independent of borrowing needs) and churn out free cash. Companies with nominal mandatory capital expenditures are best. Solid dividend returns will be of greater importance in a slowing economy. Understand that bear markets are grinding, frightening affairs that might be compared with a painful but necessary detoxification process to purge the system. In this case the addiction is to cheap money. It will take time. We work hard to mitigate the downside shocks during this corrective time. We know that the acute pain all investors feel threatens to derail the persistence it takes to achieve positive investment returns. Over the years, we have found it is better to focus on preserving capital while monitoring for an upturn in fundamentals, even if we are a little late off the bottom.

Preserving Clients’ Capital

For the serious, long-term investor with liquidity, we believe this is a tremendous time to carefully seek attractive investments. We maintain what are known as “market agnostic” positions and cash-like liquid investments that can provide positive returns. Examples include workouts, or corporate bonds where the return is based on a managerial event, not the supply and demand of the auction markets.

Most investors fail to realize that when money is tight, there is a very high correlation among asset classes, and it is to the downside. So diversification doesn’t really help. Over the years some of our investors have questioned this posture, thinking they were missing out. However, 25 years of experience through a number of tough markets has ingrained a healthy respect for the downside and how rapidly markets can turn. We like to maintain liquidity and invest when the odds are favorable on a risk/reward basis. Famed financier Bernard Baruch always had cash in his investment account to take advantage of the investment opportunities that can arise virtually overnight.

Since 1947, there have been only 11 out of 244 periods in which the Gross Domestic Product (GDP) turned negative—less than a 5% probability. So recessions do not occur 95% of the time. If you look back at those 11 periods as a time to invest or sell, clearly if you “price” your investments, it is the time to be serious about diligent homework and allocating capital. Just prior to the 1973-74 decline, 50 of the most popular large-cap stocks (the “Nifty Fifty”) were trading over 80 times earnings. They were thought to be safe, one-decision stocks. You bought them and that was your decision. Ironically, market tops are the time when investors perceive little risk. Yet, at the bottom less than 18 months later, those same issues were trading under 10 times earnings. Everybody thought the “sky was falling” and wouldn’t touch them. Ditto technology stocks in March of 2000. As the NASDAQ was trading over 100 times earnings, technology stocks were perceived as low risk and over $400 billion flooded into growth stock funds. Such herd reactions reinforce the need for a consistent, research-intensive approach that never forsakes the primacy of price and value.

Market tops are often accompanied by euphoria and excitement, with parabolic moves up in a short period. Just the opposite usually happens at the bottom of bear markets. Jeffrey A. Hirsh of the Stock Trader’s Almanac recently revisited the past bear market bottoms since 1950. He found bottoms to be preceded by scary, precipitous plunges in which fear, desperation and helplessness prevail. Plunges ranged from 12% to 28% and two to four months in length. The recovery time off the bottom was often just as volatile. For example, stocks bounced off the 1982 low some 40% in less than 90 days. Going back to 1900, there have been six U.S. market declines similar in magnitude to the 2008 fall. They all bottomed after a duration of two years, declining about 50%. In four out of the six, the market fully recovered to the pre-crisis peak within 18 months. In 108 years, there have been only six markets that have been as bad as this past year.

AUXIER FOCUS FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Closing Thoughts

We take our position as stewards of client assets seriously. Auxier Asset Management has been debt-free since inception in 1998. We strive to operate conservatively, with a long-term orientation and full disclosure. We are mindful of the importance of preserving hard-earned capital, especially during this difficult economic climate.

Thank you for your continued trust.

Jeff Auxier

The S&P 500 index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Japan Nikkei 225 Index is a stock market index for the Tokyo Stock Exchange. It is a price-weighted average (the unit is Yen), and the components are reviewed once a year. The Chinese Shanghai Index is a capitalization-weighted index of stocks on China’s Shanghai Stock Exchange. It tracks the daily price movement of all shares on the exchange. The Brazilian Bovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The Russian Trading System Index is a capitalization-weighted index that is calculated in USD. The index is comprised of stocks traded on the Russian Trading System and uses free-float adjusted shares. One cannot invest directly in an index.

Reuters/Jefferies-CRB Index has served as the most widely recognized measure of global commodities markets. As a benchmark, the Reuters/Jefferies-CRB Index is designed to provide timely and accurate representation of a long-only, broadly diversified investment in commodities through a transparent and disciplined calculation methodology. The S&P/Case-Shiller Home Price Indices measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States. The Dow Jones Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. This index is a subset of the Dow Jones Wilshire Real Estate Securities Index. Lipper Natural Resources Fund Index is the average of the 30 largest funds in the Lipper Natural Resources Funds Category.

An Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category. A jumbo mortgage is a mortgage with a loan amount above the industry-standard definition of conventional conforming loan limits.

The credit ratings mentioned above are published rankings based on detailed financial analyses by a credit bureau, specifically as it relates to the bond issuer’s ability to meet debt obligations. The highest rating is AAA, and the lowest is D. Securities with credit ratings of BBB and above are considered investment grade.

The Resolution Trust Corporation (RTC) was a United States Government-owned asset management company charged with liquidating assets (primarily real estate-related assets, including mortgage loans) that had been assets of savings and loan associations (S&Ls) declared insolvent by the Office of Thrift Supervision, as a consequence of the savings and loan crisis of the 1980s. It also took over the insurance functions of the former Federal Home Loan Bank Board. In 1995, its duties were transferred to the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

AUXIER FOCUS FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value since Auxier Focus Fund’s ( the “Fund” ) inception of a hypothetical $10,000 investment, including reinvested dividends and distributions compared with a broad-based securities market index. The S&P 500 ( “S&P”) is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P is unmanaged and is not available for investment. The total return of the Fund’s classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The performance of each class will differ due to different sales charges and expense structures. During the performance period shown, certain Fund fees were waived or expenses reimbursed; otherwise, total return would have been lower, for all share classes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund’s investment adviser at www.auxierasset.com. Returns greater than one year are annualized. Both Fund share classes charge a 2.00% redemption fee on shares redeemed within six months of purchase. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and A Shares are 1.35% and 1.60%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.35% for both classes of shares which is in effect until October 31, 2009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance for Investor Shares for periods prior to December 10, 2004 reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (“the ”Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Average Annual Total Return as of 12/31/08	1 Year	5 Years	Since Inception (1)
Investor Shares	(24.52)%	0.65%	4.16%
S&P 500 Index (since 7/9/99)	(37.00)%	(2.19)%	(2.89)%
A Shares (with sales charge) (2)(3)	(24.55)%	0.66%	4.17%

(1)	Investor and A Shares commenced operations on July 9, 1999 and July 8, 2005, respectively.

(2)	Due to shareholder redemptions on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects perfomance of Investor Shares of the Fund.

(3)	For A Shares, performance for the 5-year period and the since inception periods are blended average annual returns which include the returns of the Investor Shares prior to the commencement of operations of the A Shares.

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock - 64.9%
Consumer Discretionary- 17.8%
36,520	Andersons, Inc.	$601,850
1,613	Apollo Group, Inc., Class A (a)	123,588
14,950	Career Education Corp. (a)	268,203
57,100	Comcast Corp., Class A	963,848
4,000	Costco Wholesale Corp.	210,000
31,050	CVS Caremark Corp.	892,377
2,297	Discovery Communication, Inc., Class A (a)	32,526
2,297	Discovery Communication, Inc., Class C (a)	30,757
14,800	D.R. Horton, Inc.	104,636
13,000	FirstService Corp. (a)	170,040
37,987	Gruma S.A.B. de C.V., ADR (a)	75,974
18,250	Home Depot, Inc.	420,115
40,870	Interpublic Group of Cos., Inc. (a)	161,845
7,400	ITT Educational Services, Inc. (a)	702,852
79,945	Lincoln Educational Services Corp. (a)	1,059,271
28,000	Lowe’s Cos., Inc.	602,560
5,000	McDonald’s Corp.	310,950
23,100	Nike, Inc., Class B	1,178,100
15,250	Sally Beauty Holdings, Inc. (a)	86,772
67,885	Tesco PLC, ADR	1,075,977
46,500	Time Warner, Inc.	467,790
41,700	Unilever NV	1,023,735
30,508	Universal Technical Institute, Inc. (a)	523,822
13,836	Value Line, Inc.	477,619
49,550	Wal-Mart Stores, Inc.	2,777,773
8,000	Weight Watchers International, Inc.	235,360
8,600	Yum! Brands, Inc.	270,900

		14,849,240

Consumer Staples - 12.2%
337,800	Alliance One International, Inc. (a)	993,132
35,150	Altria Group, Inc.	529,359
30,600	Coca-Cola Co.	1,385,262
7,282	Columbia Sportswear Co.	257,564
16,800	Diageo PLC, ADR	953,232
91,050	Dr. Pepper Snapple Group, Inc. (a)	1,479,563
5,000	Helen of Troy, Ltd. (a)	86,800
29,862	Kraft Foods, Inc.	801,795
5,550	Kroger Co.	146,575
12,700	Manpower, Inc.	431,673
8,760	National Beverage Corp. (a)	78,840
5,000	Nestle SA, ADR	198,500
3,000	Paychex, Inc.	78,840
41,800	Philip Morris International	1,818,718
1,721	Ralcorp Holdings, Inc. (a)	100,506
11,450	Safeway, Inc.	272,166
39,580	Western Union Co.	567,577

		10,180,102

See Notes to Financial Statements.

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Energy - 3.2%
16,750	Chevron Corp.	$1,238,998
5,000	ConocoPhillips	259,000
4,000	Exxon Mobil Corp.	319,320
1,200	Gazpromneft OAO, ADR	11,940
800	LUKOIL, ADR	26,480
2,500	PetroChina Co., Ltd., ADR	222,450
7,800	Petroleo Brasileiro SA, ADR	191,022
2,750	Surgutneftegaz, ADR	14,712
14,650	Valero Energy Corp.	317,026
8,800	Willbros Group, Inc. (a)	74,536

		2,675,484

Financials - 8.0%
3,200	American Express Co.	59,360
1,280	Ameriprise Financial, Inc.	29,901
33,233	Bank of America Corp.	467,921
332	Berkshire Hathaway, Inc., Class B (a)	1,067,048
47,393	Citigroup, Inc.	318,007
81,850	Marsh & McLennan Cos., Inc.	1,986,499
6,800	Student Loan Corp.	278,800
38,418	Travelers Cos., Inc.	1,736,494
10,324	Unum Group	192,026
24,950	Waddell & Reed Financial, Inc.	385,727
7,646	Washington Federal, Inc.	114,384

		6,636,167

Health Care - 11.2%
5,750	Amgen, Inc. (a)	332,063
145,713	BioScrip, Inc. (a)	323,483
13,449	Coventry Health Care, Inc. (a)	200,121
3,710	Express Scripts, Inc. (a)	203,976
22,950	GlaxoSmithKline PLC, ADR	855,346
12,150	Johnson & Johnson	726,935
7,070	LifePoint Hospitals, Inc. (a)	161,479
17,150	Merck & Co., Inc.	521,360
45,200	Pfizer, Inc.	800,492
29,100	Quest Diagnostics, Inc.	1,510,581
36,200	UnitedHealth Group, Inc.	962,920
28,271	WellPoint, Inc. (a)	1,191,057
11,150	Wyeth	418,236
27,850	Zimmer Holdings, Inc. (a)	1,125,697

		9,333,746

Industrials - 4.0%
21,550	AGCO Corp. (a)	508,365
11,127	Blount International, Inc. (a)	105,484
3,550	Boeing Co.	151,479
12,655	Burlington Nothern Santa Fe Corp.	958,110
28,000	General Electric Co.	453,600
4,850	Illinois Tool Works, Inc.	169,993
4,300	Portland General Electric Co.	83,721
1,000	POSCO, ADR	75,250
3,500	Textainer Group Holdings, Ltd.	37,100
14,450	United Parcel Service, Inc., Class B	797,062

		3,340,164

Information Technology - 1.2%
37,350	Dell, Inc. (a)	382,464
30,150	Microsoft Corp.	586,116
5,000	MoneyGram International, Inc.	5,125

		973,705

See Notes to Financial Statements.

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description			Value
Materials - 2.8%
21,200	Alcoa, Inc.			$238,712
14,000	Companhia Vale do Rio Doce, ADR			169,540
47,350	Dow Chemical Co.			714,512
28,700	E.I. Du Pont de Nemours & Co.			726,110
550	Plum Creek Timber Co., Inc., REIT			19,107
7,100	Precision Castparts Corp.			422,308

				2,290,289

Telecommunications - 4.5%
20,750	AT&T, Inc.			591,375
49,150	SK Telecom Co., Ltd., ADR			893,547
13,760	Telecom Corp. of New Zealand, Ltd., ADR			92,192
30,300	Telefonos de Mexico SAB de CV, ADR			634,482
59,900	Tele Norte Leste Participacoes SA, ADR			833,808
59,000	Telmex International SAB de CV, ADR			670,240

				3,715,644

Total Common Stock (Cost $64,904,206)				53,994,541

Non-Convertible Preferred Stock - 0.7%
Utilities - 0.7%		Rate
305	AEP Texas Central Co. (e)	4.00%		16,775
1,500	Connecticut Light & Power, Series 1947	1.90		45,094
1,000	Connecticut Light & Power, Series 1947	2.00		31,625
1,500	Connecticut Light & Power, Series 1949	3.90		46,031
1,600	FirstService Corp.	7.00		22,400
1,300	Great Plains Energy, Inc.	4.50		98,703
4,000	Hawaiian Electric Co., Inc., Series C	4.25		65,875
300	Indianapolis Power & Light Co.	4.00		25,763
78	MidAmerican Energy Co.	3.30		5,228
80	MidAmerican Energy Co.	3.90		6,335
200	NSTAR Electric Co.	4.25		16,619
1,000	Pacific Enterprises	4.50		73,500
400	Peco Energy, Series A	3.80		27,100
945	Public Services Electric & Gas, Series A	4.08		70,568
300	Westar Energy, Inc.	4.25		21,487

Total Non-Convertible Preferred Stock (Cost $491,387)				573,103

Exchange Traded Fund - 0.2%
10,000	iShares MSCI Germany Index Fund (Cost $94,200)			192,200

Principal			Maturity
Asset Backed Obligations - 0.0%
$6,128	Scotia Pacific Co., LLC, Series B (b) (e) (Cost $5,530)	6.55	07/20/28	5,638

Corporate Bonds-7.7%
Consumer Discretionary - 0.4%
315,000	Time Warner, Inc	6.88	05/01/12	302,839
550,000	WCI Communities, Inc.	7.88	10/01/13	11,000

				313,839

Consumer Staples -2.6%
300,000	Alliance One International, Inc.	11.00	05/15/12	250,500
500,000	Dr. Pepper Snapple Group, Inc.	6.12	05/01/13	492,979
1,410,000	Kraft Foods, Inc.	5.63	11/01/11	1,441,652

				2,185,131

See Notes to Financial Statements.

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

	Principal		Rate	Maturity
Energy - 0.2%
	$100,000	Constellation Energy Group	4.55	06/15/15	$76,044
	190,000	El Paso Corp.	6.70	02/15/27	106,704

					182,748

Financials - 0.9%
	173,278	Finova Group, Inc. (b)	7.50	11/15/09	13,646
	766,000	Marsh & McLennan Cos., Inc.	7.13	06/15/09	764,045

					777,691

Health Care - 0.8%
	700,000	Tenet Healthcare Corp.	6.38	12/01/11	544,250
	121,000	Wellpoint, Inc.	4.25	12/15/09	116,388

					660,638

Industrials - 1.1%
	835,000	Waste Management, Inc.	6.38	11/15/12	779,308
	94,000	Waste Management, Inc.	7.38	08/01/10	95,293
	71,000	Waste Management, Inc.	7.65	03/15/11	70,896

					945,497

Materials - 1.0%
	895,000	Dow Chemical Co.	5.70	05/15/18	796,514

Utilities - 0.7%
	790,000	Texas Competitive Electric Holdings Co, LLC (d)	10.50	11/01/15	564,850

Total Corporate Bonds (Cost $7,497,975)					6,426,908

Foreign Municipal Bonds - 1.5% (c)
	1,500,000	Ontario Hydro Generic Residual Strip (Canada) Series OC20	5.51	10/01/20	693,196
	356,000	Ontario Hydro Generic Residual Strip (Canada)	5.47-5.65	11/27/20	162,788
	605,000	Ontario Hydro Generic Residual Strip (Canada)	5.61	10/15/21	263,661
	235,000	Ontario Hydro Generic Residual Strip (Canada)	5.75	08/18/22	97,274

Total Foreign Municipal Bonds (Cost $984,105)					1,216,919

Muncipal Bonds - 0.2%
	190,000	California State Refunding Bonds (Cost $188,107)	5.00	03/01/18	194,459

US Treasury Securities - 1.1%
	460,000	US Treasury Note	3.88	07/15/10	485,354
	445,000	US Treasury Note	2.63	05/31/10	458,576

Total US Treasury Securities (Cost $901,465)					943,930

	Shares
Money Market Fund - 20.5%
	17,032,343	Schwab Government Money Market, 0.88% (Cost $17,032,343)			17,032,343

Total Investments - 96.8% (Cost $92,099,318)*					$80,580,041
Other Assets & Liabilities, Net - 3.2%					2,695,856

NET ASSETS - 100.0%					$83,275,897

ADR    American Depositary Receipt.

PLC     Public Limited Company.

REIT    Real Estate Investment Trust.

See Notes to Financial Statements.

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

(a)	Non-income producing security.

(b)	Security is currently in default on scheduled principal or interest payments.

(c)	Zero coupon bond. Interest rate presented is yield to maturity.

(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $564,850 or 0.7% of net assets.

(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $22,413 or 0.03% of net assets.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$6,183,645
Gross Unrealized Depreciation	(17,702,922)

Net Unrealized Appreciation (Depreciation)	$(11,519,277)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$63,525,285
Level 2 - Other Significant Observable Inputs	17,032,343
Level 3 - Significant Unobservable Inputs	22,413
Total Investments	$80,580,041

The following is a reconciliation of Level 3 assets (at either the beginning of the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 06/30/2008	$5,638
Accrued Accretion / (Amortization)	—
Change in Unrealized Appreciation / (Depreciation)	(915)
Net Purchase / (Sales)	17,690
Transfers In / (Out)	—
Balance as of 12/31/08	$22,413

See Notes to Financial Statements.

AUXIER FOCUS FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	17.8%
Consumer Staples	12.2%
Energy	3.2%
Financials	8.0%
Health Care	11.2%
Industrials	4.0%
Information Technology	1.2%
Materials	2.8%
Telecommunications	4.5%
Utilities	0.7%
Exchange Traded Funds	0.2%
Corporate Bonds	7.7%
Foreign Municipal Bonds	1.5%
Municipal Bonds	0.2%
US Treasury Securities	1.1%
Short-Term Investments and Other Net Assets	23.7%

100.0%

See Notes to Financial Statements.

AUXIER FOCUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Total investments, at value (Cost $92,099,318)	$80,580,041
Cash	4,021,689
Receivables:
Fund shares sold	86,574
Investment securities sold	102,738
Dividends and interest	235,096
Other Assets	522

Total Assets	85,026,660

LIABILITIES
Payables:
Fund shares redeemed	194,660
Investment securities purchased	1,480,600
Dividends	4,518
Accrued Liabilities:
Investment adviser fees	70,950
Distribution fees	35

Total Liabilities	1,750,763

NET ASSETS	$83,275,897

COMPONENTS OF NET ASSETS
Paid-in capital	$94,824,271
Accumulated undistributed (distributions in excess of) net investment income	15,199
Accumulated net realized gain (loss) on investments and foreign currency transactions	(44,296)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(11,519,277)

NET ASSETS	$83,275,897

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	7,243,620
A Shares	13,791
NET ASSET VALUE AND OFFERING PRICE PER SHARE
Investor Shares (based on net assets of $83,117,555)	$11.47

A Shares (based on net assets of $158,342)	$11.48

A Shares Maximum Public Offering Price Per Share (net asset value per share/94.25%)	$12.18

See Notes to Financial Statements.

AUXIER FOCUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $8,912)	$917,274
Interest income	281,482

Total Investment Income	1,198,756

EXPENSES
Investment adviser fees	637,420
Distribution fees:
A Shares	242
C Shares	223
Trustees’ fees and expenses	1,178

Total Expenses	639,063
Expenses reimbursed	(1,478)

Net Expenses	637,585

NET INVESTMENT INCOME (LOSS)	561,171

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on investments and foreign currency transactions	(33,250)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(16,517,769)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(16,551,019)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(15,989,848)

See Notes to Financial Statements.

AUXIER FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2008	Year Ended June 30, 2008
OPERATIONS
Net investment income (loss)	$561,171	$1,237,534
Net realized gain (loss) on investments and foreign currency transactions	(33,250)	3,514,197
Net change in unrealized appreciation (depreciation) on investments	(16,517,769)	(19,651,807)

Increase (Decrease) in Net Assets from Operations	(15,989,848)	(14,900,076)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,100,100)	(2,236,759)
A Shares	(2,270)	(5,400)
C Shares	—	(264)
Net realized gains:
Investor Shares	(2,232,463)	(3,280,115)
A Shares	(4,702)	(9,142)
C Shares	—	(906)

Total Distributions To Shareholders	(3,339,535)	(5,532,586)

CAPITAL SHARE TRANSACTIONS
Sale of Shares
Investor Shares	7,527,010	18,525,072
A Shares	—	3,418
C Shares	—	82,336
Contributions from share reclassification:
Investor Shares (Note 1)	38,065	—
Reinvestment of distributions:
Investor Shares	3,261,809	5,380,512
A Shares	6,972	14,542
C Shares	—	1,170
Redemption of shares:
Investor Shares	(12,097,760)	(16,674,439)
A Shares	(15,978)	(157,318)
C Shares	(59,686)	(17,986)
Redemptions from share reclassification:
C Shares (Note 1)	(38,065)	—
Redemption fees	6,480	28,398

Increase (Decrease) From Capital Transactions	(1,371,153)	7,185,705

Increase (Decrease) in Net Assets	(20,700,536)	(13,246,957)

NET ASSETS
Beginning of Period	103,976,433	117,223,390

End of Period (a)	$83,275,897	$103,976,433

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$15,199	$556,398

See Notes to Financial Statements.

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Beginning	Net	Net Realized	Total	Distributions					Ending
	Net Asset Value Per Share	Investment Income (Loss) (b)	and Unrealized Gain (Loss)	from Investment Operations	from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders	Redemption Fees (b)		Net Asset Value Per Share
Investor Shares

Six Months Ended December 31, 2008	$14.22	$0.08	$(2.35)	$(2.27)	$(0.16)	$(0.32)	$(0.48)	—	(g)	$11.47
Year Ended June 30, 2008	17.06	0.18	(2.24)	(2.06)	(0.31)	(0.47)	(0.78)	—	(g)	14.22
Year Ended June 30, 2007	14.76	0.38	2.66	3.04	(0.27)	(0.47)	(0.74)	—	(g)	17.06
Year Ended June 30, 2006	14.64	0.21	0.30	0.51	(0.18)	(0.21)	(0.39)	—	(g)	14.76
Year Ended June 30, 2005	13.74	0.15	1.08	1.23	(0.08)	(0.25)	(0.33)	—	(g)	14.64
Year Ended June 30, 2004 (c)	11.68	0.13	2.10	2.23	(0.17)	—	(0.17)	—		13.74

A Shares

Six Months Ended December 31, 2008	14.22	0.08	(2.34)	(2.26)	(0.16)	(0.32)	(0.48)	—	(g)	11.48
Year Ended June 30, 2008	17.07	0.17	(2.24)	(2.07)	(0.31)	(0.47)	(0.78)	—	(g)	14.22
Year Ended June 30, 2007	14.77	0.41	2.63	3.04	(0.27)	(0.47)	(0.74)	—		17.07
July 8, 2005 through June 30, 2006 (h) (i)	14.81	0.21	0.14	0.35	(0.18)	(0.21)	(0.39)	—		14.77

C Shares

Year Ended June 30, 2008	17.08	0.06	(2.26)	(2.20)	(0.13)	(0.47)	(0.60)	—		14.28
Year Ended June 30, 2007	14.78	0.25	2.67	2.92	(0.15)	(0.47)	(0.62)	—		17.08
August 26, 2005 through June 30, 2006 (i)	14.70	0.11	0.24	0.35	(0.06)	(0.21)	(0.27)	—		14.78

(a)	Annualized for periods less than one year.

(b)	Calculated based on average shares outstanding for the period.

(c)	Audited by another Independent Registered Public Accounting Firm.

(d)	Not annualized for periods less than one year.

(e)	Total return does not include the effect of front-end sales charges or contingent deferred sales charges.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

(g)	Less than $0.01 per share.

(h)	Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005.

Financial information presented is for the period July 8, 2005 through June 30, 2006.

(i)	A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.

(j)	Effective November 1, 2008, C Shares were reclassified as Investor Shares. For the Period July 1, 2008 through November 1, 2008, total return for C Shares was (12.31)%.

For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.48% and 3.11% respectively.

(k)	Shares issued and outstanding as of November 1, 2008 were reclassified as Investor Shares.

See Notes to Financial Statements.

AUXIER FOCUS FUND

FINANCIAL HIGHLIGHTS (continued)

			Ratios to Average Net Assets (a)
	Total Return (d) (e)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)	Net Expenses	Gross Expenses (f)	Portfolio Turnover Rate (d)
Investor Shares

Six Months Ended December 31, 2008 (j)	(15.97)%	$83,117	1.19%	1.35%	1.36%	13%
Year Ended June 30, 2008	(12.56)%	103,664	1.10%	1.35%	1.36%	19%
Year Ended June 30, 2007	21.11%	116,774	2.40%	1.35%	1.36%	16%
Year Ended June 30, 2006	3.44%	103,642	1.44%	1.35%	1.36%	28%
Year Ended June 30, 2005	9.01%	96,395	1.09%	1.35%	1.35%	28%
Year Ended June 30, 2004 (c)	19.17%	63,885	0.97%	1.35%	1.35%	18%

A Shares

Six Months Ended December 31, 2008	(15.90)%	158	1.18%	1.35%	1.60%	13%
Year Ended June 30, 2008	(12.61)%	208	1.08%	1.35%	1.60%	19%
Year Ended June 30, 2007	21.10%	399	2.59%	1.35%	1.60%	16%
July 8, 2005 through June 30, 2006 (h) (i)	2.32%	392	1.56%	1.35%	1.61%	28%

C Shares

Year Ended June 30, 2008 (k)	(13.27)%	104	0.36%	2.10%	2.36%	19%
Year Ended June 30, 2007	20.18%	51	1.61%	2.10%	2.36%	16%
August 26, 2005 through June 30, 2006 (i)	2.38%	47	0.84%	2.10%	2.36%	28%

See Notes to Financial Statements.

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and A Shares. Investor Shares and A Shares commenced operations on July 9, 1999 and July 8, 2005, respectively.

On August 27, 2008, the Board of Trustees of the Fund approved the conversion of the Fund’s C Shares to Investor Shares. On November 1, 2008, each shareholder of C Shares received Investor Shares in a dollar amount equal to their investment in C Shares as of that date. The Fund’s investment objective is to achieve long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked price. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended June 30, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Auxier Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to a management agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund’s average daily net assets.

Under the terms of the management agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for A Shares and C Shares of the Fund in accordance with Rule 12b-1 of the 1940 Act (“Distribution plan”). Under the Distribution plan, the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00%, respectively, of the average daily net assets of A and C shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2008, the Distributor did not receive any of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of C Shares that are liquidated in whole or in part within one year of purchase.

Other Service Providers – Atlantic provides administration, fund accounting and transfer agency services to the Fund.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for reach major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 4. Expense Reimbursements

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2009 to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor shares and A shares. These contractual waivers may be changed or eliminated at any time with consent of the Board. For the six months ended December 31, 2008, expenses reimbursed were $1,478.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended December 31, 2008 were $9,988,146 and $11,127,809, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$729,583
Undistributed Long-Term Gain	2,063,839
Unrealized Appreciation (Depreciation)	4,987,587

Total	$7,781,009

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Share Transactions

Share transactions for the Fund were as follows:

	Six Months Ended December 31, 2008	Year Ended June 30, 2008
Sales of Shares:
Investor Shares	596,788	1,184,559
A Shares	—	204
C Shares	—	5,349
Reinvestment of distributions:
Investor Shares	283,722	332,972
A Shares	606	898
C Shares	—	72
Contributions from share reclassification:
Investor Shares	3,090	—
Redemption of shares:
Investor Shares	(932,189)	(1,069,704)
A Shares	(1,423)	(9,844)
C Shares	(4,267)	(1,069)
Redemption from share reclassification:
C Shares	(3,051)	—

Increase (decrease) from share transactions	(56,724)	(443,437)

AUXIER FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 8. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending June 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Investment Advisory Agreement Approval

At the October 3, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from a senior representative of the Adviser and discussed the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement in performing services for the Fund. Additionally, the Board considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications of the portfolio managers and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board considered the adequacy of the Adviser’s resources. The Board reviewed the Adviser’s summary of its financial condition as of June 30, 2008. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability. The Board also considered that the Adviser continues to contractually limit certain advisory expenses for the A Shares class and, as necessary, reimburse Fund expenses through October 31, 2009. The Board concluded that the level of the Adviser’s profits attributable to the management of the Fund was not excessive in light of services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently stable to provide services to the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information regarding fees and total expenses of similar mutual funds. The Board noted that, while the Adviser’s actual advisory fee rate was higher than the median actual advisory fees for its Lipper Inc. peer group, the Adviser has contractually agreed to limit the total annual operating expenses of the Fund through October 31, 2009 to 1.35% of average daily net assets. The Board also considered that, when taking into account the expense limit, the Fund’s Class A total expense ratio was lower than the median actual total expense ratio for its Lipper Inc. peer group. Based on the foregoing and on all of the information presented, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the three-month, six-month, one-year, three-year (annualized) and five-year (annualized) periods, noting that while the Fund underperformed its benchmark for the shorter periods, the Fund performed above its benchmarks over the long-term. The Board considered the Adviser’s representation that it has consistently followed its investment discipline over time with respect to the Fund. The Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale, noting that the advisory fee for the Fund does not contain breakpoints and, thus, would not reflect economies of scale, if any. The Board noted the Adviser’s representation that in the future it is likely to experience economies of scale in connection to provision of services to the Fund.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, including consideration of each of the factors referenced above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that the advisory fees of the Fund were fair and that renewing the Advisory Agreement was in the best interest of the Fund’s Shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund’s website at www.auxierasset.com and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

AUXIER FOCUS FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses – The first line under each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the relevant line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund to such costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual	$1,000.00	$840.28	$6.26	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
(5% return before expenses)
A Shares
Actual	$1,000.00	$840.98	$6.26	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
(5% return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Auxier Focus Fund

FOR MORE INFORMATION

P.O. Box 588

Portland, ME 04112

(877) 3AUXIER

(877) 328-9437

INVESTMENT ADVISER

Auxier Asset Management, LLC

5285 Meadows Road

Suite 333

Lake Oswego, Oregon 97035

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1208

PREMIER

GROWTH  FUND

SEMI-ANNUAL REPORT

(Unaudited)

DECEMBER 31, 2008

AND COMPANY, INC.

INVESTMENT COUNSEL

P.O. BOX 588

PORTLAND, ME 04112

(866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Dear Fellow Shareholders:

Performance

As you know, 2008 was a brutal year for investment performance. How bad? Since 1824, only one year, 1931, experienced a greater decline in the S&P Index than in 2008. The DF Dent Premier Growth Fund (“the/your Fund”) experienced a decline of –42.20% for 2008 compared with a decline of –37.00% for the S&P 500 Composite Index (the “S&P 500”), the benchmark we use for performance comparisons, an underperformance of –5.20% for the Fund. Although the Fund outperformed the benchmark in the first half of 2008, the year’s second half was particularly disappointing, resulting in this underperformance. Your Fund outperformed the Morningstar Mid Cap Growth peer group average of –43.77% by +1.57% total return for 2008. As stated in our most recent Annual Report of 06/30/2008, we, along with all shareholders, take little comfort in these negative returns. As presented later in the Management Discussion of Fund Performance section of this report, for the period ending 12/31/08, Morningstar ranked your Fund in the 39%, 38%, and 25% of the Mid Cap Growth peer group for the past 1-year (308 out of 934 funds), 3-year (259 out of 821 funds), and 5-year (141 out of 674 funds) periods respectively.

Performance data quoted represents past performance and is no guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.18%. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.10%, through October 31, 2009. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Portfolio Turnover

Portfolio turnover in recent years has been between 14% and 21% as reported in last year’s Annual Report. For 2008, portfolio turnover increased to 33.02%. This was mainly the result of shareholder redemptions in October and November during the year’s market lows. Shareholder redemptions accounted for portfolio turnover of 23.20% and, of that, redemptions by one large institutional investor resulted in 18.38% of the turnover. Consequently, portfolio turnover excluding required sales to meet redemptions was only 9.82% in 2008, consistent with our low turnover management strategy.

We mention this because it will influence the availability of future capital gain distributions by your Fund. These sales during the market lows realized significant capital losses, which can be carried forward indefinitely until they are offset with any gains in the future. While we cannot predict future capital gain distributions, if any, shareholders should be aware that there is a significant capital loss carry-forward which will offset gains, if realized, within the portfolio in the foreseeable future. This is actually very desirable for taxable shareholders in that the Fund has the potential to realize gains in the future without requiring taxable capital gain

DF DENT PREMIER GROWTH FUND

1

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

distributions to shareholders. As of 12/31/2008, the net realized capital losses amounted to $3.68 per share in the current fiscal year which ends on 06/30/2009. The history of capital gain distributions is in the Management Discussion of Fund Performance section found later in this report.

Management ownership of Fund

Employees and related family members of the adviser invested $2,194,192 in your Fund during 2008. This increased their total ownership from 4.63% to 7.35% of the Fund in 2008.

Asset Allocation

The below decrease in large capitalization allocation along with accompanying increases in mid and small capitalization allocations as of 12/31/08 reflect the decline in overall market capitalizations during the past year:

	12/31/05*	12/31/06*	12/31/07*	12/31/08*
Large Capitalization	34.9%	39.4%	52.5%	28.0%
Mid Capitalization	45.7%	44.6%	41.1%	56.9%
Small Capitalization	16.0%	8.6%	4.7%	13.8%
Reserve Funds	3.4%	7.4%	1.7%	1.3%

Total Fund	100.0%	100.0%	100.0%	100.0%

*	Percentages calculated based on total value of investments.

Concentration

One year ago, I wrote of our intent to continue our program to increase concentration in what we consider “best in class”** companies. We have continued this program by reducing and eliminating smaller positions in what we consider to be less promising companies. The total number of equities held was reduced from 52 on Dec. 31, 2007 to 32 on Dec. 31, 2008. The strategy is to have larger positions in the companies we like most due to our belief in their earnings and growth potential, rather than owning additional companies which we view less favorably. Concentration in the 10 largest positions in the Fund was intentionally increased as indicated:

Top 10 Holdings	12/31/2005	12/31/2006	12/31/2007	12/31/2008
% of Fund	27.10%	25.60%	33.70%	53.00%
Average Position Size of Top 10	2.71%	2.56%	3.37%	5.30%

We view this strategy of the past 2 years to focus on a more concentrated portfolio as essentially completed and do not anticipate further concentration in the future.

DF DENT PREMIER GROWTH FUND

2

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

Commentary

Whether one invested in large cap or small cap companies, value or growth, international or domestic in 2008, many equity funds experienced significant losses. We had anticipated problems that highly leveraged financial institutions might experience and we managed to avoid this sector, but we failed to foresee the pervasive damage of the 2008 credit crisis across the economy. The fact that so many companies lost so much capital is scant consolation to you or us as co-investors and advisers of your Fund. Neither is the fact that your Fund outperformed its Morningstar Mid Cap Growth peer group average return for 2008. The current issue however is, “Where do we go from here?”

First, we need to understand what happened. For the past two decades consumers, corporations, and the federal government have been on a debt binge. Many sectors have been living beyond their means spending well in excess of their revenues and accumulating debt to make up the difference. We all now know about the consequences of reckless lending and irresponsible borrowing. Our first conclusion is that the behavior of the corporate and consumer sectors will become much more risk and debt averse. The federal government, however, is initiating programs which will result in the issuance of more Treasury debt to solve the problems created by too much private debt. This needs to be monitored closely in the future for the repercussions of these actions by our government.

The U.S. Treasury and the Federal Reserve have embarked upon massive stimulus programs intended to arrest the current economic recession and to create job growth. It is important to note that the central banks of our major trading partners are also acting in a concentrated and coordinated manner to stimulate their economies. In addition, one would expect that consumer confidence, which was at an all-time low of 38 in December 2008, compared with 90.6 a year ago, will not continue its steep decline. Gasoline prices, which severely affected disposable income last summer, have declined 60% from their highs. Although the housing inventory is very large in most areas, housing affordability is improving dramatically due to low mortgage interest rates and declining house prices. Household formations are exceeding the supply of new housing, which implies the absorption of this housing inventory albeit at a slow pace in the future. These are encouraging signs amid the widespread gloom.

The 2008 stock market decline approximated the two worst post-World War II bear markets of 1974-1975 and 2000-2002. It correctly anticipated the recession and “shared pain” brought on by the debt binge. The excesses built up over the past two decades will not be corrected in a short time. We expect continued de-leveraging and elimination of excess capacity as consumers and corporations scale back to lower levels of consumption and production respectively in 2009. However, much of this is already priced into the markets at today’s depressed levels. So, we return to the question, “Where do we go from here?”

As in the past, we are focused upon building a strong portfolio of “best in class” growth companies where we anticipate the investor’s rate of return to correlate with the underlying growth of earnings. The 2008 bear market certainly reached even these companies, driving down their valuations significantly by year end. Furthermore, by the final quarter of 2008, many of the customers of our “best in class” companies were

DF DENT PREMIER GROWTH FUND

3

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

DECEMBER 31, 2008

succumbing to credit issues and weakness in their own operations. We expect these well managed enterprises to scale back to the new realities of today’s economic environment and then grow from this new base. In an investment world populated by volatile commodities, interest rates that will rise one day and destroy value and imploding hedge funds with little transparency, a core group of strong companies historically generating free cash flow for reinvestment at high returns or distribution to shareholders represents an attractive alternative for your capital. We will continue to seek out and invest in such companies in your Fund.

Respectfully submitted,

Daniel F. Dent

**  The determination of “best in class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies which hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best in class.”

Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. Factors influencing sectors may contribute to the Fund’s focused portfolio risk.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

©  2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

DF DENT PREMIER GROWTH FUND

4

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2008

For the first 6 months of the fiscal year beginning July 1, 2008 your Fund experienced a negative total return of –35.96% versus a negative total return of –28.48% for the S&P 500 Index, the benchmark we use for performance comparisons. Performance versus the S&P 500 Index for various periods ending December 31, 2008 was as follows:

Period Ending 12/31/08	DF Dent Premier Growth Fund	S&P 500 Index	Outperformance (Underperformance)
Six Months	–35.96%	–28.48%	(7.48)%
Twelve Months	–42.20%	–37.00%	(5.20)%
Five Years (annualized)	– 0.49%	– 2.19%	1.70%
Five Years (cumulative)	– 2.41%	–10.47%	8.06%
Since Inception (7/16/01) (annualized)	0.91%	– 1.96%	2.87%
Since Inception (cumulative)	6.96%	–13.76%	20.72%

The above returns assume the reinvestment of the following capital gain distributions:

December 2005 Distribution per share	$0.09917
December 2006 Distribution per share	$0.17268
December 2007 Distribution per share	$0.23499
December 2008 Distribution per share	$0.26749

It has been the Adviser’s policy to distribute all net realized capital gains annually in December.

Morningstar Overall Rating™ as of 12/31/08 (¶¶¶¶)

The Fund has earned a Morningstar Overall Rating™ of four stars derived from a weighted average of the overall risk-adjusted performance figure associated with its 3-year and 5-year Morningstar Rating metrics. The Fund was rated against 821 Mid-Cap Growth funds for the period ended December 31, 2008. Additionally, the Fund received a Morningstar Rating* of three stars for the 3 year period and four stars for the 5 year period. See page 8 for additional disclosure.

Morningstar ranked the Fund in the 39%, 38%, and 25% respectively for the one, three, and five years ending 12/31/2008. Within this Mid Cap Growth category, the Fund ranked 308 out of 934 funds, 259 out of 821 funds, and 141 out of 674 funds for the one, three, and five year timeframes, respectively.

In this section, I normally comment on the significant market factors affecting the Fund’s performance. Where do I start in 2008? Perhaps September would be a good place as it was in September that the federal government effectively nationalized AIG, Lehman Brothers failed, Freddie Mac and Fannie Mae collapsed, the first TARP plan was voted down by Congress, and Merrill Lynch was rescued by Bank of America. An eventful month to say the least! Your Fund declined slightly less than the S&P 500 Index for the first 8 months of 2008 (–9.86% versus –11.39% for the S&P 500). It was in the final four months of 2008 when your Fund experienced poorer performance versus its benchmark (–35.88% versus –28.90% for the S&P 500). Your Fund

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2008

entered September with a very small position in AIG (0.66%) and only one bank (East West Bancorp at 1.1% of the Fund). Consequently, with a very small position in financial stocks the 2008 credit crisis did not directly cause the relative underperformance of your Fund in the final four months of 2008. As always current and future investments are subject to risk, including the possible loss of principal, since there is no guarantee that any investment strategy will be successful.

The major market factors contributing to the Fund’s underperformance in late 2008 were the same factors that contributed to the Fund’s outperformance in 2007 and early 2008: infrastructure, energy, and veterinary holdings. One year ago, two infrastructure companies, Jacobs Engineering and Chicago Bridge and Iron, were the two best performers ending 2007 as the two largest holdings in your Fund. As you will read later in this report, they were the two worst performers in 2008. Why did we hold on to these stocks? We believed in 2008, as we do today, that there will be significant infrastructure spending programs as a significant part of the economic recovery program in the next few years. These stocks, which had served us well in the prior year, were simply poor performers in 2008. Energy stocks, St. Mary Land and Exploration Co., Ultra Petroleum Corp., and Apache Corp. along with energy service companies, Schlumberger, Ltd. and Core Laboratories NV, were good performers through the first half of 2008. Then the price of crude oil declined by 60% from its July highs and took down all stocks in these sectors. We think they represent good holdings with excellent recovery potential if energy prices increase in the future. Lastly, two of the poorest performers in 2008 were veterinary companies, Idexx Laboratories, Inc. and VCA Antech. Idexx was a top performer in 2007, has continued to report strong earnings growth in 2008, and is a top holding entering 2009 as we are optimistic that the company will continue to grow with the roll out of an attractive suite of new products for practicing veterinarians. VCA Antech was sold in late 2008.

Your Fund’s underperformance relative to its benchmark in late 2008 was the result of its holdings in energy and infrastructure. While it is understandable that energy holdings would hurt performance in late 2008 as crude oil prices collapsed, it is surprising that the infrastructure stocks performed as poorly as they did. One reason offered by market observers was that the credit crisis presented financing difficulties for many large construction projects. This was the market’s concern, but we believe that the “credit freeze” will thaw in time, and these projects will receive financing. The new administration’s programs for infrastructure spending should be beneficial for these companies, and in fact they did rally after the November elections. Another reason for your Fund’s late year underperformance was our avoidance of the troubled financial stocks. Many of these companies rallied in late 2008 from midyear’s bankruptcy level valuations. We chose not to participate in these perceived permanently weakened institutions as they lined up for federal government bailouts.

Major strategies guiding the management of the Fund over the past year were the avoidance of the banking industry and leveraged financial institutions, reduction and elimination of positions in companies dependent upon consumer spending, while maintaining positions in energy source and service companies, infrastructure companies, and growth industrials. Positions were built in specialty medical device companies ResMed and Align Technology as well as life science companies Idexx and Techne. The position was maintained in Alcon, a leading developer and manufacturer of a broad range of ophthalmic products. These health care companies represent a strategic commitment to less cyclical sectors of the economy during the early phase of a U.S. recession.

DF DENT PREMIER GROWTH FUND

6

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2008

The key trend that affected many of the Fund’s investments was a very sudden drop in business conditions and orders in November and December of 2008. Until that time, managements in many companies reported to us that their business conditions were quite good, and they were not experiencing the weakening conditions reported in the financial press. This changed in November when in many cases the customers of these companies experienced declining order rates and the contraction of credit availability to finance operations. Thus, it appeared that while the credit crisis did not directly impact many of the companies in which the Fund invests, it indirectly affected Fund investments by reducing credit availability to customers of companies in which the Fund has invested. The surge and collapse in energy prices in 2008 certainly affected the energy companies in your Fund. Good performers in the first half of 2008 with rising energy prices, the stocks of these companies declined sharply in the second half of the year as the price of crude oil declined by 60%.

Those securities that contributed the most and declined the most during 2008 were:

5 Best Contributors
Investments	Realized and Unrealized Appreciation and Income in Calendar Year 2008	Per Share As of 12/31/08
Genentech, Inc.	$1,032,568.41	8.7	¢
Houston Wire & Cable Co.	1,021,147.49	8.6	¢
Tractor Supply Co.	141,202.62	1.2	¢
Lowe’s Companies, Inc.	105,335.61	0.9	¢
Clear Channel Communications, Inc.	61,110.10	0.5	¢

	$2,361,364.23	19.9	¢

5 Poorest Contributors
Investments	Realized and Unrealized Loss and Income in Calendar Year 2008	Per Share As of 12/31/08
Chicago Bridge & Iron Co. NV	($9,747,664.81)	(82.1	¢)
Jacobs Engineering Group, Inc.	(5,628,748.70)	(47.4	¢)
VCA Antech, Inc.	(4,868,798.18)	(41.0	¢)
Garmin, Ltd.	(4,658,065.68)	(39.2	¢)
American International Group, Inc.	(4,583,562.22)	(38.6	¢)

	($29,486,839.59)	(248.3	¢)

DF DENT PREMIER GROWTH FUND

7

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2008

DF DENT PREMIER GROWTH FUND

FIVE LARGEST EQUITY HOLDINGS

DECEMBER 31, 2008

QUANTITY	SECURITY	TOTAL COST	MARKET VALUE	PERCENT OF NET ASSETS OF THE FUND

222,500	IDEXX Laboratories, Inc.	$10,001,465	$8,027,800	6.70%
215,000	Fastenal Co.	8,520,362	7,492,750	6.25%
219,000	Expeditors International of Washington, Inc.	8,937,746	7,286,130	6.08%
200,000	QUALCOMM, Inc.	7,703,558	7,166,000	5.98%
137,000	Jacobs Engineering Group, Inc.	6,788,063	6,589,700	5.50%

Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. For the period ending December 31, 2008 the DF Dent Premier Growth Fund was rated against the following U.S.-domiciled Mid-Cap Growth funds over the following time periods: 821 funds in the last three years and 674 funds in the last five years. With respect to these Mid-Cap Growth funds, the Fund received a Morningstar Rating of Three stars for the three-year period and Four stars for the five-year period.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2008 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2008. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

DF DENT PREMIER GROWTH FUND

8

DF DENT PREMIER GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund (the “Fund”), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.18%. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.10%, through October 31, 2009. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of Fund shares. For the most recent month end performance, please call 866-233-3368. Returns greater than one year are annualized.

Average Annual Total Return as of 12/31/08	Six Months	One Year	Five Year	Since Inception 07/16/01
DFDent Premier Growth Fund	(35.96)%	(42.20)%	(0.49)%	0.91%
S&P 500 Index	(28.48)%	(37.00)%	(2.19)%	(1.96)%
Investment Value on 12/31/08
DFDent Premier Growth Fund	$106,955
S&P 500 Index	$86,242

DF DENT PREMIER GROWTH FUND

9

DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock - 99.6%
Business Services - 7.6%
19,000	Fiserv, Inc. (a)	$691,030
137,727	Heartland Payment Systems, Inc.	2,410,222
245,000	Iron Mountain, Inc. (a)	6,058,850

		9,160,102

Computer Systems and Services - 4.0%
148,000	Ansys, Inc. (a)	4,127,720
33,000	Autodesk, Inc. (a)	648,450

		4,776,170

Distribution - 6.3%
215,000	Fastenal Co.	7,492,750

Energy Services - 4.8%
30,000	Core Laboratories NV	1,795,800
71,000	Schlumberger, Ltd.	3,005,430
43,000	Smith International, Inc.	984,270

		5,785,500

Energy Sources - 8.4%
38,000	Apache Corp.	2,832,140
85,000	St. Mary Land & Exploration Co.	3,185,800
117,000	Ultra Petroleum Corp. (a)	4,037,670

		10,055,610

Financial Services - 4.5%
153,000	T. Rowe Price Group, Inc.	5,422,320

Health Care Products - 2.2%
295,000	Align Technology, Inc. (a)	2,581,250

Health Care Services - 1.4%
85,000	Resmed, Inc. (a)	1,726,350

Industrial Supplies - 11.8%
241,000	Actuant Corp., Class A	4,583,820
40,000	K-Tron International, Inc. (a)	3,196,000
147,000	Roper Industries, Inc.	6,381,270

		14,161,090

Infrastructure - 7.3%
218,000	Chicago Bridge & Iron Co. NV	2,190,900
137,000	Jacobs Engineering Group, Inc. (a)	6,589,700

		8,780,600

Insurance - 2.1%
8,500	Markel Corp. (a)	2,541,500

Shares	Security Description	Value
Life Sciences - 7.9%
52,000	Genentech, Inc. (a)	$4,311,320
80,000	Techne Corp.	5,161,600

		9,472,920

Logistics - 6.1%
219,000	Expeditors International of Washington, Inc.	7,286,130

Medical Products - 6.1%
47,000	Alcon, Inc.	4,191,930
78,000	Stryker Corp.	3,116,100

		7,308,030

Metal Mining - 0.7%
9,200	Rio Tinto, PLC, ADR	817,972

Positioning Solutions - 3.1%
170,000	Trimble Navigation, Ltd. (a)	3,673,700

Technology - 2.6%
100,000	Cisco Systems, Inc. (a)	1,630,000
100,000	Intel Corp.	1,466,000

		3,096,000

Veterinary Care - 6.7%
222,500	Idexx Laboratories, Inc. (a)	8,027,800

Wireless Communications - 6.0%
200,000	QUALCOMM, Inc.	7,166,000

Total Common Stock (Cost $157,580,470)		119,331,794

Total Investments - 99.6%
	(Cost $157,580,470)*	$119,331,794
Other Assets and Liabilities, Net - 0.4%		529,948

Total Net Assets - 100.0%		$119,861,742

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$620,010
Gross Unrealized Depreciation	(38,868,686)

Net Unrealized Appreciation (Depreciation)	$(38,248,676)

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$119,331,794
Level 2—Other Significant Observable Inputs	-
Level 3—Significant Unobservable Inputs	-

Total Investments	$119,331,794

PORTFOLIO HOLDINGS

% of Net Assets

Business Services	7.6%
Computer Systems and Services	4.0%
Distribution	6.3%
Energy Services	4.8%
Energy Sources	8.4%
Financial Services	4.5%
Health Care Products	2.2%
Health Care Services	1.4%
Industrial Supplies	11.8%
Infrastructure	7.3%
Insurance	2.1%
Life Sciences	7.9%
Logistics	6.1%
Medical Products	6.1%
Metal Mining	0.7%
Positioning Solutions	3.1%
Technology	2.6%
Veterinary Care	6.7%
Wireless Communications	6.0%
Net Other Assets and Liabilities	0.4%

100.0%

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

ASSETS
Total investments, at value (Cost $157,580,470)	$119,331,794
Receivables:
Fund shares sold	1,890,598
Investment securities sold	295,317
Dividends and interest	83,281
Prepaid expenses	10,129

Total Assets	121,611,119

LIABILITIES
Payables:
Fund shares redeemed	415,287
Payable to custodian	1,032,372
Accrued Liabilities:
Investment adviser fees	299,618
Compliance services fees	346
Fund service fees	1,754

Total Liabilities	1,749,377

NET ASSETS	$119,861,742

COMPONENTS OF NET ASSETS
Paid-in capital	$202,149,814
Accumulated undistributed (distributions in excess of) net investment income	(312,445)
Accumulated net realized gain (loss) on investments	(43,726,951)
Unrealized appreciation (depreciation) on investments	(38,248,676)

NET ASSETS	$119,861,742

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $119,861,742 and 11,869,986 shares outstanding at $0.00 par value (unlimited shares authorized)	$10.10

See Notes to Financial Statements.

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DF DENT PREMIER GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $5,898)	$710,299
Interest income	6,636
Other income	3,726

Total Investment Income	720,661

EXPENSES
Investment adviser fees	939,183
Fund service fees (Note 3)	111,419
Custodian fees	13,610
Professional fees	19,530
Trustees' fees and expenses	2,798
Compliance services fees	18,911
Registration fees	6,302
Miscellaneous expenses	12,345

Total Expenses	1,124,098
Fees waived	(90,992)

Net Expenses	1,033,106

NET INVESTMENT INCOME (LOSS)	(312,445)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(43,726,911)
Net change in unrealized appreciation (depreciation) on investments	(45,002,041)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(88,728,952)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(89,041,397)

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2008	Year Ended June 30, 2008
OPERATIONS
Net investment income (loss)	$(312,445)	$(755,804)
Net realized gain (loss) on investments	(43,726,911)	4,645,739
Net change in unrealized appreciation (depreciation) on investments	(45,002,041)	(18,957,687)

Increase (Decrease) in Net Assets from Operations	(89,041,397)	(15,067,752)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	(3,102,053)	(3,478,232)

CAPITAL SHARE TRANSACTIONS
Sale of shares	24,634,117	159,572,454
Reinvestment of distributions	2,396,238	2,387,209
Redemption of shares	(58,207,684)	(43,127,544)

Increase (Decrease) from Capital Transactions	(31,177,329)	118,832,119

Increase (Decrease) in Net Assets	(123,320,779)	100,286,135

NET ASSETS
Beginning of Period	243,182,521	142,896,386

End of Period (a)	$119,861,742	$243,182,521

SHARE TRANSACTIONS
Sale of shares	2,235,760	9,126,977
Reinvestment of distributions	243,273	130,806
Redemption of shares	(5,616,854)	(2,535,650)

Increase (Decrease) in Shares	(3,137,821)	6,722,133

(a) Amount includes accumulated undistributed (distributions in excess of) net investment income	$(312,445)	$-

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

	Six Months Ended December 31, 2008		Year Ended
			June 30, 2008		June 30, 2007		June 30, 2006		June 30, 2005		June 30, 2004

NET ASSET VALUE, Beginning of Year	$16.20		$17.25		$15.11		$13.14		$11.90		$9.15

OPERATIONS
Net investment income (loss)	(0.02	)(a)	(0.05	)(a)	(0.04	)(a)	(0.03	)(a)	(0.05	)(a)	(0.04)
Net realized and unrealized gain (loss)	(5.81)		(0.76)		2.35		2.10		1.29		2.79

Total from Investment Operations	(5.83)		(0.81)		2.31		2.07		1.24		2.75

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.27)		(0.24)		(0.17)		(0.10)		-		-

NET ASSET VALUE, End of Year	$10.10		$16.20		$17.25		$15.11		$13.14		$11.90

TOTAL RETURN (b)	(35.96)%		(4.88)%		15.42%		15.77%		10.42%		30.06%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at End of Period (000's omitted)	$119,862		$243,183		$142,896		$77,994		$41,475		$20,383
Ratios to average net assets: (c)
Net expenses	1.10%		1.15%		1.20%		1.25%		1.25%		1.25%
Gross expenses (d)	1.19%		1.19%		1.36%		1.51%		1.71%		2.09%
Net investment income (loss)	(0.33)%		(0.31)%		(0.23)%		(0.18)%		(0.40)%		(0.58)%

PORTFOLIO TURNOVER RATE (b)	9%		21%		17%		25%		7%		20%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1.  Organization

The DF Dent Premier Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

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DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended June 30, 2008 remain subject to examination by the Internal Revenue Service.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the

DF DENT PREMIER GROWTH FUND

17

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

effect of derivative instruments on the Fund’s results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

Note 3.  Advisory Fees and Other Transactions

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Related Parties – Atlantic provides administration, fund accounting and transfer agency services to the Funds. Pursuant to an Atlantic services agreement, the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for reach major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Fund are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Fund.

Note 4.  Expense Reimbursements and Fees Waived

During the period, the Adviser has contractually agreed to waive its fee and reimburse Fund expenses through October 31, 2009 to the extent that the total annual fund operating expenses exceed 1.10%. For the period ended December 31, 2008, the Adviser waived $90,992.

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DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 5.  Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended December 31, 2008, were $16,468,410 and $51,861,337, respectively.

Note 6.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending June 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

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DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Investment Advisory Approval

At the August 27, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board considered a presentation by the Adviser’s portfolio manager, discussing the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement and the quality of the investment capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Board also considered information regarding: the experience and professional background of the portfolio manager and other personnel who would have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the Adviser’s financial condition and operational stability.

In connection with the Adviser’s presentation, the Board considered the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s summary of its financial condition, noting the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the resources the Adviser devotes to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board also considered that the Adviser had

DF DENT PREMIER GROWTH FUND

20

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

recently contractually reduced the expense ratio for the Fund through October 31, 2009. The Board concluded that the Adviser’s profits attributed to its management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund and that the Adviser was sufficiently financially stable to provide services to the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was higher than the median advisory fee rate of its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was above the median of its Lipper Inc. peer groups. The Board considered that the Adviser had agreed to contractually limit certain advisory expenses and, as necessary, reimburse Fund expenses through October 31, 2009. In addition, the Board considered the Adviser’s representations relating to the differences between the Fund’s strategy and investments and those represented in its peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable in light of the services it provides to the Fund.

Performance

The Board reviewed the performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board noted that as of June 30, 2008 the Fund outperformed the S&P 500 Index by 2.16%, and 8.244% for the past 6-month and 1-year periods. The Board considered that the Fund’s return since inception was higher than the S&P 500 Index. The Board noted that Morningstar rated the Fund four stars overall as of June 30, 2008. The Board concluded that the Fund’s performance was reasonable in comparison to its peers and benchmark and that the Fund could benefit from the Adviser’s management of the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund may benefit from economies of scale with an increase in assets under management and a leveling off of compliance costs. The Board also considered the Adviser’s representation that it currently would be willing to consider break points in fees in the future. The Board concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management are larger.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation other than its partial management fee from the Fund. The Board accepted the Adviser’s representation. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

DF DENT PREMIER GROWTH FUND

21

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses – The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

22

DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$604.38	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

23

PREMIER

GROWTH  FUND

NASDAQ TICKER SYMBOL

DFDPX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.

Two East Read Street

Baltimore, MD 21202

www.dfdent.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(866) 2DF-DENT

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

221-SAR-1208

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

SEMI-ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

December 31, 2008

(Unaudited)

PERFORMANCE CHART AND ANALYSIS

DECEMBER 31, 2008

The graph and table reflect the change in value of a hypothetical $10,000 investment in Golden Large Cap Core Fund and Golden Small Cap Core Fund, including reinvestment of dividends and distributions, since inception, compared with broad-based securities market indices. The Golden Large Cap Core Fund is compared to its benchmark, the S&P 500 Index, which is a broad based measurement of changes in the stock market based on the average of 500 widely held common stocks. The Golden Small Cap Core Fund is compared to the Russell 2000 Index and the S&P SmallCap 600 Index. The Russell 2000 Index recently replaced the S&P Small Cap 600 Index as the Golden Small Cap Core Fund’s primary benchmark because investors have indicated a preference for the Russell 2000 Index as a measure of the performance of the smallcap investment strategy. The Russell 2000® Index, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P SmallCap 600 Index is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader smallcap universe. The S&P SmallCap 600 Index provides a secondary benchmark for the Fund. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

Past performance is not predictive of, or a guarantee of future results. Results of an investment made today may differ substantially from each Fund’s historical performance. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ prospectus states that the gross expense ratios are 0.71%, 0.96% and 1.11%, 1.36% for Institutional and Investor Shares of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively; the Adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2009 such that expenses will not exceed 0.70%, 0.95% and 1.10%, 1.35% for Institutional and Investor Shares of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GOLDEN LARGE CAP CORE FUND vs. S&P 500 INDEX

Average Annual Total Return on 12/31/08	1 Year	Since Inception (09/13/05)
Golden Large Cap Core Fund:	(34.40)%	(6.15)%
S&P 500 Index:	(37.00)%	(7.09)%

Investment Value on 12/31/08
Golden Large Cap Core Fund:	$8,110
S&P 500 Index:	$7,846

GOLDEN SMALL CAP CORE FUND vs. S&P 600 SMALLCAP INDEX AND RUSSELL 2000 INDEX

Average Annual Total Return on 12/31/08	1 Year	Since Inception (09/13/05)
Golden Small Cap Core Fund:	(36.42)%	(9.17)%
Russell 2000 Index:	(33.79)%	(7.45)%
S&P SmallCap 600 Index:	(31.07)%	(6.76)%

Investment Value on 12/31/08
Golden Small Cap Core Fund:	$7,280
Russell 2000 Index:	$7,937
S&P SmallCap 600 Index:	$7,747

1

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock — 98.3%
Consumer Discretionary — 8.9%
51,690	McDonald’s Corp.	$3,214,601
55,580	Nike, Inc., Class B	2,834,580
100,110	Ross Stores, Inc.	2,976,270
176,170	The Gap, Inc.	2,358,916

		11,384,367

Consumer Staples — 9.2%
41,230	Colgate-Palmolive Co.	2,825,904
52,675	General Mills, Inc.	3,200,006
64,340	Kellogg Co.	2,821,309
49,105	Procter & Gamble Co.	3,035,671

		11,882,890

Energy — 12.7%
39,890	Chevron Corp.	2,950,663
48,635	ConocoPhillips	2,519,293
41,570	Exxon Mobil Corp.	3,318,533
58,825	Noble Corp.	1,297,680
41,315	Noble Energy, Inc.	2,033,524
47,555	Occidental Petroleum Corp.	2,852,825
72,585	Oil States International, Inc.(a)	1,356,614

		16,329,132

Financials — 11.4%
57,170	ACE, Ltd.	3,025,436
60,690	AON Corp.	2,772,319
83,625	Bank of America Corp.	1,177,440
63,965	Chubb Corp.	3,262,215
67,865	JPMorgan Chase & Co.	2,139,784
59,025	State Street Corp.	2,321,453

		14,698,647

Health Care — 18.6%
42,495	Amgen, Inc.(a)	2,454,086
52,980	Baxter International, Inc.	2,839,198
43,605	Becton Dickinson & Co.	2,982,146

Shares	Security Description	Value
Health Care, continued
115,875	Bristol-Myers Squibb Co.	$2,694,094
62,710	Covidien, Ltd.	2,272,610
41,950	Johnson & Johnson	2,509,869
150,185	Pfizer, Inc.	2,659,776
78,795	St. Jude Medical, Inc.(a)	2,597,083
107,370	Watson Pharmaceuticals, Inc.(a)	2,852,821

		23,861,683

Industrials — 11.1%
70,320	Cooper Industries, Ltd., Class A	2,055,454
70,095	Emerson Electric Co.	2,566,178
34,360	Lockheed Martin Corp.	2,888,989
46,550	Norfolk Southern Corp.	2,190,178
33,555	Precision Castparts Corp.	1,995,851
48,440	United Technologies Corp.	2,596,384

		14,293,034

Materials — 3.5%
69,945	Owens-Illinois, Inc.(a)	1,911,597
43,650	Praxair, Inc.	2,591,064

		4,502,661

Technology — 15.0%
100,700	Agilent Technologies, Inc.(a)	1,573,941
110,605	Amdocs, Ltd.(a)	2,022,966
114,760	BMC Software, Inc.(a)	3,088,192
145,455	CA, Inc.	2,695,281
81,645	Hewlett-Packard Co.	2,962,897
29,600	IBM Corp.	2,491,136
151,590	Intel Corp.	2,222,309
116,455	Microsoft Corp.	2,263,885

		19,320,607

Telecommunications — 4.3%
93,730	AT&T, Inc.	2,671,305
84,410	Verizon Communications, Inc.	2,861,499

		5,532,804

See Notes to Financial Statements.

2

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Utilities — 3.6%
42,670	FirstEnergy Corp.	$2,072,909
59,775	Sempra Energy	2,548,208

		4,621,117

Total Common Stock (Cost $152,154,010)		126,426,942

Short-Term Investments — 2.6%
Money Market Fund — 2.6%
3,357,877	Fidelity Institutional Cash Money Market Fund, 2.07%	3,357,877

Total Short-Term Investments (Cost $3,357,877)		3,357,877

Total Investments — 100.9% (Cost $155,511,887)*		$129,784,819
Other Assets & Liabilities, Net — (0.9%)		(1,206,102)

NET ASSETS — 100.0%		$128,578,717

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,884,430
Gross Unrealized Depreciation	(28,611,498)

Net Unrealized Appreciation (Depreciation)	$(25,727,068)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2–Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$126,426,942
Level 2 — Other Significant Observable Inputs	3,357,877
Level 3 — Significant Unobservable Inputs	—

Total Investments	$129,784,819

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	8.9%
Consumer Staples	9.2%
Energy	12.7%
Financials	11.4%
Health Care	18.6%
Industrials	11.1%
Materials	3.5%
Technology	15.0%
Telecommunications	4.3%
Utilities	3.6%
Short-Term Investments and Other Assets and Liabilities, Net	1.7%

100.0%

See Notes to Financial Statements.

3

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Common Stock — 99.7%
Consumer Discretionary — 8.8%
91,605	Aeropostale, Inc.(a)	$1,474,840
108,690	Carter’s, Inc.(a)	2,093,369
87,510	Gymboree Corp.(a)	2,283,136
83,210	The Warnaco Group, Inc.(a)	1,633,412
101,970	Tupperware Brands Corp.	2,314,719
93,005	Wolverine World Wide, Inc.	1,956,825

		11,756,301

Commercial Staples — 5.4%
70,320	Corn Products International, Inc.	2,028,732
201,610	Darling International, Inc.(a)	1,106,839
119,700	Fresh Del Monte Produce, Inc.(a)	2,683,674
85,395	NBTY, Inc.(a)	1,336,432

		7,155,677

Energy — 4.8%
43,510	Lufkin Industries, Inc.	1,501,095
130,660	Oil States International, Inc.(a)	2,442,035
282,580	Pioneer Drilling Co.(a)	1,573,971
131,030	Rosetta Resources, Inc.(a)	927,692

		6,444,793

Financials — 21.1%
172,331	Amerisafe, Inc.(a)	3,537,955
211,350	CNA Surety Corp.(a)	4,057,920
95,160	Federated Investors, Inc., Class B	1,613,914
72,875	Harleysville Group, Inc.	2,530,949
102,215	Interactive Brokers Group, Inc., Class A(a)	1,828,626
102,180	Investment Technology Group, Inc.(a)	2,321,530
93,380	IPC Holdings, Ltd.	2,792,062
167,450	Knight Capital Group, Inc., Class A(a)	2,704,317
66,220	ProAssurance Corp.(a)	3,495,092
142,720	Selective Insurance Group	3,272,570

		28,154,935

Shares	Security Description	Value
Health Care — 18.5%
61,610	Chemed Corp.	$2,450,230
104,845	Conmed Corp.(a)	2,509,989
93,825	Emergency Medical Services Corp.(a)	3,434,933
131,100	Healthspring, Inc.(a)	2,618,067
104,380	Kindred Healthcare, Inc.(a)	1,359,028
76,175	OSI Pharmaceuticals, Inc.(a)	2,974,634
73,400	Owens & Minor, Inc.	2,763,510
46,385	Pediatrix Medical Group, Inc.(a)	1,470,405
40,575	Techne Corp.	2,617,899
185,810	Viropharma, Inc.(a)	2,419,246

		24,617,941

Industrials — 17.1%
69,767	Acuity Brands, Inc.	2,435,566
95,415	Columbus McKinnon Corp.(a)	1,302,415
81,130	Gardner Denver, Inc.(a)	1,893,574
309,035	GrafTech International, Ltd.(a)	2,571,171
169,992	Knoll, Inc.	1,533,328
47,920	Lincoln Electric Holdings, Inc.	2,440,566
98,430	Robbins and Myers, Inc.	1,591,613
54,510	Ryder System, Inc.	2,113,898
134,400	SYKES Enterprises, Inc.(a)	2,569,728
59,255	Wabtec Corp.	2,355,386
85,530	Woodward Governor Co.	1,968,901

		22,776,146

Materials — 7.0%
146,540	Innophos Holdings, Inc.	2,902,957
71,275	Koppers Holdings, Inc.	1,540,966
132,790	Olin Corp.	2,400,843
66,285	Schnitzer Steel Industries, Inc.	2,495,630

		9,340,396

Technology — 12.2%
133,175	Avocent Corp.(a)	2,385,164
54,335	CACI International, Inc., Class A(a)	2,449,965

See Notes to Financial Statements.

4

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2008

Shares	Security Description	Value
Technology, continued
258,315	Netscout Systems, Inc.(a)	$2,226,675
299,340	ON Semiconductor Corp.(a)	1,017,756
111,465	Plantronics, Inc.	1,471,338
300,850	S1 Corp.(a)	2,373,707
77,400	Silicon Laboratories, Inc.(a)	1,917,972
175,275	Tekelec(a)	2,338,169

		16,180,746

Telecommunications — 3.0%
226,363	Premiere Global Services, Inc.(a)	1,948,985
166,685	Syniverse Holdings, Inc.(a)	1,990,219

		3,939,204

Utilities — 1.8%
50,880	California Water Service Group	2,362,358

Total Common Stock (Cost $167,399,291)		132,728,497

Short-Term Investments — 0.1%
Money Market Fund — 0.1%
79,209	Fidelity Institutional Cash Money Market Fund, 2.07%	79,209

Total Short-Term Investments (Cost $79,209)		79,209

Total Investments — 99.8% (Cost $167,478,500)*		$132,807,706
Other Assets & Liabilities, Net — 0.2%		287,638

NET ASSETS — 100.0%		$133,095,344

(a)	Non-income producing security.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation depreciation) consists of:

Gross Unrealized Appreciation	$5,345,153
Gross Unrealized Depreciation	(40,015,947)

Net Unrealized Appreciation (Depreciation)	$(34,670,794)

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2–Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$132,728,497
Level 2 — Other Significant Observable Inputs	79,209
Level 3 — Significant Unobservable Inputs	—

Total Investments	$132,807,706

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	8.8%
Commercial Staples	5.4%
Energy	4.8%
Financials	21.1%
Health Care	18.5%
Industrials	17.1%
Materials	7.0%
Technology	12.2%
Telecommunications	3.0%
Utilities	1.8%
Short-Term Investments and Other Assets and Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements.

5

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Investments:
Investments, at cost	$155,511,887	$167,478,500
Net unrealized appreciation (depreciation)	(25,727,068)	(34,670,794)

Total investments, at value	$129,784,819	$132,807,706
Cash	—	22,641
Receivables:
Fund shares sold	927,184	516,451
Dividends and interest	200,039	63,894
Investment securities sold	—	700,936
Other Assets	767	971

Total Assets	130,912,809	134,112,599

LIABILITIES
Payables:
Dividends	1,718,185	—
Fund shares redeemed	559,700	917,526
Accrued Liabilities:
Investment adviser fees	56,207	99,729

Total Liabilities	2,334,092	1,017,255

NET ASSETS	$128,578,717	$133,095,344

COMPONENTS OF NET ASSETS
Paid-in capital	$172,776,436	$236,453,552
Accumulated undistributed (distributions in excess of) net investment income	(217)	(399,317)
Accumulated net realized gain (loss) on investments	(18,470,434)	(68,288,097)
Net unrealized appreciation (depreciation) on investments	(25,727,068)	(34,670,794)

NET ASSETS	$128,578,717	$133,095,344

SHARES OF BENEFICIAL INTEREST AT $0.000 PAR VALUE (unlimited shares authorized)	16,324,514	18,469,823

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$7.88	$7.21

See Notes to Financial Statements.

6

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED DECEMBER 31, 2008

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income	$1,460,211	$622,370
Interest income	192	1,120

Total Investment Income	1,460,403	623,490

EXPENSES
Investment adviser fees	454,435	1,022,807
Trustees’ fees and expenses	1,623	2,324

Total Expenses	456,058	1,025,131
Expenses reimbursed	(1,623)	(2,324)

Net Expenses	454,435	1,022,807

NET INVESTMENT INCOME (LOSS)	1,005,968	(399,317)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(11,662,835)	(48,100,555)
Net change in unrealized appreciation (depreciation) on investments	(29,196,100)	(38,094,538)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(40,858,935)	(86,195,093)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,852,967)	$(86,594,410)

See Notes to Financial Statements.

7

STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		SHARES		SHARES
NET ASSETS JUNE 30, 2007	$129,124,277		$197,131,103

OPERATIONS
Net investment income (loss)	1,555,116		(795,762)
Net realized gain (loss) on investments	(6,711,368)		(20,804,916)
Net change in unrealized appreciation (depreciation) on investments	(11,015,439)		(19,719,650)

Increase (Decrease) in Net Assets Resulting from Operations	(16,171,691)		(41,320,328)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,211,778)		—
Net realized gain on investments	(50,894)		(2,080,379)

Total Distributions to Shareholders	(1,262,672)		(2,080,379)

CAPITAL SHARE TRANSACTIONS
Sale of shares	70,979,358	6,085,781	137,533,586	11,713,281
Reinvestment of distributions	87,557	7,172	746,736	65,388
Redemption of shares	(48,840,095)	(4,271,811)	(82,301,569)	(7,358,026)

Increase (Decrease) from Capital Share Transactions	22,226,820	1,821,142	55,978,753	4,420,643

Increase (Decrease) in Net Assets	4,792,457		12,578,046

NET ASSETS JUNE 30, 2008 (Including line (a))	$133,916,734		$209,709,149

OPERATIONS
Net investment income (loss)	1,005,968		(399,317)
Net realized gain (loss) on investments	(11,662,835)		(48,100,555)
Net change in unrealized appreciation (depreciation) on investments	(29,196,100)		(38,094,538)

Increase (Decrease) in Net Assets Resulting from Operations	(39,852,967)		(86,594,410)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,801,342)		—

CAPITAL SHARE TRANSACTIONS
Sale of shares	58,794,445	6,460,528	78,113,418	8,314,913
Reinvestment of distributions	83,157	10,553	—	—
Redemption of shares	(22,561,310)	(2,518,750)	(68,132,813)	(8,760,382)

Increase (Decrease) from Capital Share Transactions	36,316,292	3,952,331	9,980,605	(445,469)

Increase (Decrease) in Net Assets	(5,338,017)		(76,613,805)

NET ASSETS DECEMBER 31, 2008 (Including line (b))	$128,578,717		$133,095,344

(a) Accumulated undistributed (distributions in excess of) net investment income, June 30, 2008	$795,157		$—

(b) Accumulated undistributed (distributions in excess of) net investment income, December 31, 2008	$(217)		$(399,317)

See Notes to Financial Statements.

8

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Six Months Ended December 31, 2008	Year Ended June 30, 2008	Year Ended June 30, 2007	September 13, 2005 (a) through June 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$10.82	$12.24	$10.31	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.07	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(2.90)	(1.45)	1.88	0.23 (c)

Total from Investment Operations	(2.83)	(1.33)	1.98	0.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)	(0.09)	—	—
Net realized gains	—	— (d)	(0.05)	(0.03)

Total Distributions to Shareholders	(0.11)	(0.09)	(0.05)	(0.03)

NET ASSET VALUE, End of Period	$7.88	$10.82	$12.24	$10.31

TOTAL RETURN (e)	(26.15)%	(10.90)%	19.20%	3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$128,579	$133,917	$129,124	$21,563
Ratios to Average Net Assets (f):
Net expenses	0.70%	0.70%	0.70%	0.70%
Gross expenses (g)	0.70%	0.70%	0.71%	0.72%
Net investment income (loss)	1.54%	1.06%	0.89%	1.36%
PORTFOLIO TURNOVER RATE (e)	27%	46%	56%	120%
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$11.09	$13.60	$11.40	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.02)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(3.86)	(2.36)	2.24	1.41 (c)

Total from Investment Operations	(3.88)	(2.40)	2.20	1.40

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	—
Net realized investment gains	—	(0.11)	—	—

Total Distributions to Shareholders	—	(0.11)	—	—

NET ASSET VALUE, End of Period	$7.21	$11.09	$13.60	$11.40

TOTAL RETURN (e)	(34.99)%	(17.66)%	19.30%	14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$133,095	$209,709	$197,131	$24,837
Ratios to Average Net Assets (f):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses (g)	1.10%	1.11%	1.11%	1.11%
Net investment income	(0.43)%	(0.38)%	(0.30)%	(0.11)%
PORTFOLIO TURNOVER RATE (e)	56%	72%	55%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

9

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 1. Organization

Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively, the “Funds”), are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). As of December 31, 2008, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2008, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Funds have a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

10

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Level 3–significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2008, for the Funds’ investments is included at the end of each Fund’s Schedule of Investments.

Securities Transactions, Interest Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes–Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds’ Federal tax returns filed in the two-year period ended June 30, 2008 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies–In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements–In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments

11

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

and the effect of derivative instruments on the Funds’ results of operations and financial position. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser–Golden Capital Management, LLC is the investment adviser (the “Adviser”) to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, extraordinary and non-recurring expenses and certain compensation expenses of the Trustees.

Distribution–Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers–Atlantic provides administration, fund accounting and transfer agency services to the Funds.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $12,000 for service to the Trust ($15,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for reach major special Board meeting attended ($2,250 for the chairman). The amount of Trustees’ fees attributable to the Funds is disclosed in the Statement of Operations. Certain officers of the Funds are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Funds.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2009 to limit total annual operating expenses to 0.70% for Institutional Shares and 0.95% for Investor Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2009 to limit total annual operating expenses to 1.10% for Institutional Shares and 1.35% for Investor Shares of average daily net assets of each respective class of the Golden Small Cap Core Fund. For the period ended December 31, 2008, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$1,623
Golden Small Cap Core Fund	2,324

12

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended December 31, 2008, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$70,195,308	$34,664,846
Golden Small Cap Core Fund	115,545,573	105,080,726

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2008, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total
Golden Large Cap Core Fund	$795,157	$(6,130,336)	$2,791,769	$(2,543,410)
Golden Small Cap Core Fund	—	(18,505,853)	1,742,055	(16,763,798)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and deferral of post October losses.

As of June 30, 2008, the capital loss carryovers to offset future capital gains are as follows:

	Amount	Expiration
Golden Large Cap Core Fund	$1,112,578	June 2016
Golden Small Cap Core Fund	$2,562,878	June 2016

For tax purposes, the current year post-October loss was $5,017,758 and $15,942,975 for Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. These losses were recognized for tax purposes on the first business day of the Fund’s next year.

Note 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending June 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Funds’ two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Funds, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Funds, neither the Funds nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

13

ADDITIONAL INFORMATION

DECEMBER 31, 2008

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the year and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses–The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line of the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

14

ADDITIONAL INFORMATION

DECEMBER 31, 2008

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Year*	Annualized Expense Ratio*
Golden Large Cap Core Fund
Actual	$1,000.00	$738.48	$3.07	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Golden Small Cap Core Fund
Actual	$1,000.00	$650.13	$4.58	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

15

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

Golden Large Cap Core Fund

Golden Small Cap Core Fund

Golden Funds

P.O. Box 588

Portland, ME 04112

(800) 206-8610

213-SAR-1208

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	2/24/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	2/24/09

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	2/24/09